Exhibit 99.1

Filed by Mainland Resources, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended and deemed filed pursuant to
Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: American Exploration Corporation
Commission File Number: 000-52542

Mainland Resources, Inc. 21 Waterway Avenue, Suite 300 The Woodlands, Texas 77380 info@mainlandresources.com

NEWS RELEASE

MAINLAND SETS PRODUCTION CASING ON ITS 22,000 FOOT DEEP HAYNESVILLE
SHALE WELL IN MISSISSIPPI

Houston, TX - Jan. 4, 2011 - Mainland Resources, Inc. (the "Company" or "Mainland") (OTCQB: MNLU, Frankfurt: 5MN) (www.mainlandresources.com) reports that it has set production casing at its Burkley-Phillips #1 well in Jefferson County, Mississippi. At a total depth of 22,000 feet, this well qualifies as one of the top-ten deepest US onshore wells drilled in 2010.

This well was drilled to explore the oil and gas potential in a region of Mississippi where the Haynesville Shale was unknown with the single exception of a nearby well that was drilled in 1981 by Chevron through a 2,000 foot Haynesville Shale interval prior to the application of modern shale gas identification and production techniques.

The analysis of the electric line logging information and the 21-foot full core Haynesville Shale sample taken at a depth of 20,415 feet, utilizing Schlumberger's and Core Laboratory's industry leading technologies, are being used to confirm reservoir characteristics and validate the Company's observations of the core sample that a natural fracture system exists within Mainland's Haynesville Shale acreage in Mississippi.

Management expects the information gathered using these state-of-the-art industry techniques will provide a more accurate understanding of the prospectivity of the Haynesville Shale. Specifically, information related to volumes of gas in place within the matrix, porosity, permeability, gas quality, mineralogy and total organic content will be directly analyzed from the full core. The Company believes that the Haynesville Shale may extend beyond a 2,000 foot vertical section based on technical information gathered to date.

Nick Atencio, Mainland CEO states, "We have now completed the drilling and casing phase of this project and are transitioning into the analysis and testing phases. We are anxious to see the results of these analyses to further quantify the potential of the Haynesville Shale, in addition to the other potentially productive zones we encountered within this wellbore."

To date, the Company has incurred expenditures of $9.5 million drilling the well in a very timely and cost efficient manner. The Burkley-Phillips #1 well has been advanced to the production casing stage approximately 40 days faster than the most recent offset well drilled to this depth. Results from the ongoing analyses of the Burkley-Phillips #1 well will be communicated as they are completed.

Mainland previously discovered and developed a Haynesville play in the East Holly Field area in DeSoto Parish, Louisiana. Mainland confirmed the field through drilling and completing five Haynesville Shale gas wells with Petrohawk Energy Corporation and subsequently sold its interest in the Haynesville Shale in a single transaction for over $28 million to Exco Operating Company (a subsidiary of Exco Resources), while retaining 100% of the shallower zones including the Hosston, Cotton Valley, and Upper Bossier formations. The Company recently disclosed that Ryder Scott Company Petroleum Consultants identified Net Possible Undeveloped Reserves of 60 Bcf of gas and 226,000 barrels of condensate/oil based on SEC guidelines and pricing as of December 2010 on the retained acreage.

About Mainland Resources, Inc.

Mainland Resources, Inc. is engaged in the exploration of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of acreage in emerging and early developing oil and gas regions with the potential for material discoveries.

For information see: http//www.mainlandresources.com

Symbol: MNLU - OTCQB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N

Contact: Investor Relations (USA)
Toll-Free North America +1-877-662-3668

Investor Relations (Europe)
Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS PROPERTY EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARDLOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

THE COMPANY AND AMERICAN EXPLORATION CORPORATION INTEND TO FILE CERTAIN MATERIALS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION BETWEEN THE PARTIES ANNOUNCED ON MARCH 23, 2010, INCLUDING THE FILING BY THE COMPANY WITH THE SEC OF A REGISTRATION STATEMENT ON FORM S-4, WHICH WILL INCLUDE A PRELIMINARY PROSPECTUS AND RELATED MATERIALS TO REGISTER THE SECURITIES OF THE COMPANY TO BE ISSUED IN EXCHANGE FOR SECURITIES OF AMERICAN EXPLORATION. THE REGISTRATION STATEMENT WILL INCORPORATE A JOINT PROXY STATEMENT/ PROSPECTUS THAT THE COMPANY AND AMERICAN EXPLORATION PLAN TO FILE WITH THE SEC AND MAIL TO THEIR RESPECTIVE STOCKHOLDERS IN CONNECTION WITH OBTAINING STOCKHOLDER APPROVAL OF THE PROPOSED MERGER. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AMERICAN EXPLORATION, THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND AMERICAN EXPLORATION, THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. THE COMPANY'S SECURITY HOLDERS WILL ALSO RECEIVE INFORMATION AT AN APPROPRIATE TIME ON HOW TO OBTAIN THESE DOCUMENTS FREE OF CHARGE FROM THE COMPANY. IN ANY EVENT, DOCUMENTS FILED BY THE COMPANY WITH THE SEC MAY BE OBTAINED FREE OF CHARGE BY CONTACTING THE COMPANY AT: MAINLAND RESOURCES, INC.; ATTENTION: MR. WILLIAM THOMAS, CFO; 21 WATERWAY AVENUE, SUITE 300, THE WOODLANDS, TEXAS 77380; FACSIMILE: (713) 583- 1162.

EACH OF THE COMPANY AND AMERICAN EXPLORATION, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, ALSO MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THEIR RESPECTIVE STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION DESCRIBED HEREIN. INFORMATION REGARDING THE SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTION DESCRIBED HEREIN WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS DESCRIBED ABOVE.